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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): August 27, 2004

                             SIMMONS BEDDING COMPANY
                       (FORMERLY KNOWN AS SIMMONS COMPANY)
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

         333-113861                                     13-3875743
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

        ONE CONCOURSE PARKWAY, SUITE 800,
                ATLANTA,  GEORGIA                        30328-6188
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     (Address of Principal Executive Offices)             (Zip Code)


                                 (770) 512-7700
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 27, 2004, Simmons Bedding Company amended and restated its senior credit facility to, among other things:

(i) Refinance its existing $396.6 million Term Loan B with a new Term Loan C priced at LIBOR + 250 basis points, a 25 basis point decline from its existing borrowing rates;

(ii) Amend its existing annual capital spending limitation from $20 million to $30 million; and

(iii) Amend the limitation on indebtedness of Simmons Company, its indirect parent, to allow for the incurrence of permitted indebtedness up to a total leverage ratio including debt of Simmons Company of 6:75:1:00 and a Simmons Bedding Company leverage of 5:50:1:00.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements and Businesses Acquired

      Not applicable

      (b) Pro Forma Financial Information

      Not applicable

      (c) Exhibits

      10.33.1 Amended and Restated Credit and Guaranty Agreement, dated as of August 27, 2004, among Simmons Bedding Company, as Company, THL-SC Bedding Company and certain subsidiaries of the Company, as Guarantors, the financial institutions listed therein, as Lenders, UBS Securities LLC, as Joint Lead Arranger and as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Administrative Agent and Collateral Agent, General Electric Capital Corporation, as Co-Documentation Agent, CIT Lending Services Corporation, as Co-Documentation Agent, and Goldman Sachs Credit Partners L.P., as Sole Bookrunner, a Joint Lead Arranger and as Co-Syndication Agent.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Simmons Bedding Company has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

SIMMONS BEDDING COMPANY

By: /s/ William S. Creekmuir
    ---------------------------------
    William S. Creekmuir
    Executive Vice President and Chief Financial Officer

Date: September 2, 2004

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                                  EXHIBIT INDEX

Exhibit
Number                                 Exhibit Name
-------                                ------------
10.33.1 Amended and Restated Credit and Guaranty Agreement, dated as of August 27, 2004, among Simmons Bedding Company, as Company, THL-SC Bedding Company and certain subsidiaries of the Company, as Guarantors, the financial institutions listed therein, as Lenders, UBS Securities LLC, as Joint Lead Arranger and as Co-Syndication Agent, Deutsche Bank AG, New York Branch, as Administrative Agent and Collateral Agent, General Electric Capital Corporation, as Co-Documentation Agent, CIT Lending Services Corporation, as Co-Documentation Agent, and Goldman Sachs Credit Partners L.P., as Sole Bookrunner, a Joint Lead Arranger and as Co-Syndication Agent.

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